Stifel Financial Investor Presentation

September 2010

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

I. Stifel Financial Overview

Stifel Financial Overview

STIFEL FINANCIAL

Key Points of Differentiation

- **Proven ability to build Global Wealth Management Business**
  - Grown from 86 branches and 621 Financial Advisors in 2004 to 278 branches and 1,916 Financial Advisors in 2010.
  - Proven Integrator of Acquisitions
- **Middle-market focus**
  - Research driven, industry specialist approach
  - Commitment to small/ mid-cap companies
- **Independent advisor**
  - Primarily a client-facing agency business
  - No proprietary trading desks
- **Broad product portfolio**
  - Equities, Fixed Income, M&A Advisory
  - Commitment to private equity and venture investors
- **Proven growth, stability and scale**
  - $1.0 billion in equity capital(1)
  - $1.4 billion in annual revenues(2)

Firm at a Glance

Global Wealth Management (GWM)	Institutional Group (IG)
▪ Private Client ▪ Stifel Bank & Trust Assets $1.4BN[1] ▪ Customer Financing ▪ Asset Management	▪ Equity & Convertible Capital Raising ▪ Debt ▪ M&A Advisory ▪ Institutional Brokerage

- $1.6 billion market capitalization
- One of the largest U.S. equity research platforms with over 1,000 stocks under coverage
- Over 1,900 Financial Advisors with over $100 billion in combined client assets – national presence
- Broad industry expertise

(1) As of 6/30/10. (2) Based on consensus 2010 estimates as of August 2010.

Stifel Financial Overview

STIFEL FINANCIAL

A Growth Story…

Net Revenues ($MM) (1)



CAGR: 29%
$1,800
$1,500
$1,200
$900
$600
$300
$0
$217
$247
$264
$452
$763
$870
$1,091
$1,461
2002
2003
2004
2005
2006
2007
2008
2009
2010

Core Net Income ($MM) (2)



CAGR: 54%
$112
$3
$15
$23
$21
$57
$73
$76
$96

Total Equity ($MM)



CAGR: 36%
$1,000
$750
$500
$250
$0
$80
$100
$131
$155
$220
$425
$593
$873
$927
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Total Client Assets ($BN)



CAGR: 25%
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$16
$20
$20
$27
$35
$59
$52
$91
$92
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Financial Advisors (3)



CAGR: 17%
2,500
2,000
1,500
1,000
500
0
543
647
621
644
735
1,163
1,315
1,885
1,916
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Book Value Per Share



CAGR: 23%
$36.00
$30.00
$24.00
$18.00
$12.00
$6.00
$0.00
$5.91
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$30.02
2002
2003
2004
2005
2006
2007
2008
2009
6/30

(1) 2010 net revenues are pro forma including Thomas Weisel Partners Group (TWPG) and are annualized using the six months ended 6/30/10. (2) Core Net Income includes Stifel Financial Corp and 2010 is annualized using the six months ended 6/30/10 and excludes merger-related equity compensation expenses and restructuring charges. (3) Includes Independent Contractors. CAGR reflects years 2002 to 2010.

Stifel Financial Overview

15 Years of Growth

1995 – 2010E Net Revenue ($MM)


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2010 set to be 15th consecutive year of Record Net Revenue
CAGR since 1995: 21%
CAGR since 2005: 41%
$87
$110
$123
$127
$141
$178
$177
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,461
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Annlzd

2010 net revenues are pro forma including TWP and are annualized using the six months ended 6/30/10 run rate or RR.

Stifel Financial Overview

STIFEL FINANCIAL

Stifel's Peer Analysis Shows Continued Strength

Peer Analysis



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2004
2005
2006
2007
2008
2009
2010
$339.52
$116.25
$91.55
Stifel Financial Corp (26.0% CAGR)
Peer Group (1.8% CAGR)
S&P 500 (-2.5% CAGR)

SF Stock Price – 2000 to Present



$70
$60
$50
$40
$30
$20
$10
$0
1/3/00
1/3/02
1/3/04
1/3/06
1/3/08
1/3/10
$4.92
892%
$49.02

Prices as of 9/13/10. Compound Annual Growth Rate. Peer Group consists of following firms: Oppenheimer Holdings, SWS Group, Inc., Sanders Morris Harris Group, Inc., Stifel Financial, Corp., Raymond James Financial, Piper Jaffray Companies.

Stifel Financial Overview – Cumulative Price Appreciation

STIFEL FINANCIAL

As of September 13, 2010

Since 12/31/07 – 3 Years	
Stifel Financial Corp.	39.9%
Evercore Partners Inc.	36.19%
Greenhill & Co Inc.	21.40%
Jefferies Group Inc.	7.03%
KBW Inc	-0.78%
Lazard Ltd.	-15.88%
Raymond James Financia	-22.84%
JMP Group Inc.	-27.59%
MEDIAN	-27.91%
Goldman Sachs Group	-28.22%
Piper Jaffray Companies	-32.71%
Oppenheimer Holdings	-39.17%
SWS Group Inc.	-40.73%
Sanders Morris Harris	-45.27%
Morgan Stanley	-47.71%
Legg Mason Inc.	-60.49%
FBR Capital Markets Cor	-62.11%

Since 12/31/05 – 5 Years	
Stifel Financial Corp.	95.61%
Greenhill & Co Inc.	43.71%
Oppenheimer Holdings	28.86%
Goldman Sachs Group	20.88%
Jefferies Group Inc.	9.69%
Lazard Ltd.	7.27%
MEDIAN	3.81%
Raymond James Financia	0.35%
Piper Jaffray Companies	-22.85%
SWS Group Inc.	-46.20%
Morgan Stanley	-51.06%
Sanders Morris Harris	-65.77%
Legg Mason Inc.	-75.85%
Cowen Group	NM
FBR Capital Markets	NM
JMP	NM
KBW	NM

Since 12/31/00 – 10 Years	
Stifel Financial Corp.	761.89%
Jefferies Group Inc.	215.78%
Raymond James Financia	62.58%
Goldman Sachs Group	44.36%
Sanders Morris Harris	32.00%
MEDIAN	32.00%
Oppenheimer Holdings	6.89%
Legg Mason Inc.	-20.46%
SWS Group Inc.	-52.11%
Morgan Stanley	-64.96%
Cowen Group	NM
FBR Capital Markets	NM
JMP	NM
KBW	NM
Piper Jaffray	NM
Evercore Partners	NM
Greenhill & Co.	NM

Cumulative Stock Price Appreciation assumes closing price on 09/13/10 will be the price at 12/31/10.

Stifel Financial Overview

STIFEL FINANCIAL

Consolidation and Industry Retrenchments Drive our Growth…

Stifel Strategy

- Continue to build client facing agency-only businesses in financial services
- Expand private client footprint in the U.S.
- Expand institutional equity business both domestically and internationally
- Grow investment banking
- Focus on asset generation within banking operations
- Enhance and accelerate Stifel Bank and Trust strategy
- Approach acquisition opportunities with discipline

Stifel Financial Overview

STIFEL FINANCIAL

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

Thomas Weisel Partners – Experts in Growth

- Builds the premier middle-market investment bank with the scale and diversification to become a top-tier player
- Complementary fit with minimal overlap in research and investment banking
- Fast tracks growth in investment banking through expanded industry, product and geographic coverage
- Creates one of the largest U.S. equity research platforms
- Closed on July 1, 2010

UBS

(56 branches from UBS Financial Services)

- Successfully integrated UBS' private client group
- Revenue production in-line with expectations
- Achieving synergy objectives
- Last closing October 16, 2009

RYAN BECK & CO.

- Successfully integrated Ryan Beck's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed February 28, 2007

LEGG MASON

- Successfully integrated Legg's sales and trading, research and investment banking platforms
- Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today
- Achieved cost savings objectives
- Remains core of Institutional Capital Markets business
- Closed December 1, 2005

II. Global Wealth Management

Global Wealth Management

STIFEL FINANCIAL

Provides Securities Brokerage Services and Stifel Bank Products

Overview

- Stifel has grown from 600+ financial advisors in 2005 to over 1,900 financial advisors(4)
- Average 85% retention of shares distributed(3)
  - Stifel's retail investors are generally mid- to long-term buyers
- Goal of providing price stability and support to the institutional order book
- Strategy of recruiting experienced advisors with established client relationships and further expanding U.S. footprint

Strength of Stifel's Brokerage Position

Rank	Company	Headquarters	RRs (1)	Client Assets (2)
1	Citigroup/Smith Barney	New York, NY	19,296	$1,034
2	Wells Fargo Securities	St. Louis, MO	16,678	1,000+
3	Merrill Lynch & Co	New York, NY	15,880	1,475
4	Edward D. Jones	St. Louis, MO	10,532	400
5	UBS Financial Services, Inc.	Weehawken, NJ	8,182	537
6	RBC Dain Rauscher	Minneapolis, MN	2,157	177
7	Stifel Proforma (5)	St. Louis, MO	1,916	100
8	Oppenheimer	New York, NY	1,395	NA
9	Raymond James Financial	New York, NY	1,218	170
10	Morgan Keegan & Co.	Memphis, TN	1,075	NA
11	Janney Montgomery	Philadelphia, PA	857	NA
12	Robert Baird	Milwaukee, WI	591	NA
13	Hilliard Lyons	Louisville, KY	410	NA

Net Revenue ($MM)



CAGR: 27%
$800
$600
$400
$200
$0
$187
$197
$231
$441
$471
$591
$799
2004
2005
2006
2007
2008
2009
2010 Annlzd

Operating Contribution ($MM)



CAGR: 22%
$180
$150
$120
$90
$60
$30
$0
$48
$48
$50
$96
$98
$100
$159
2004
2005
2006
2007
2008
2009
2010 Annlzd

(1) Source: SIFMA 2008 Year Book Retail RRs. (2) Source: Company Data, Goldman Sachs Research. $ in billions. (3) Based on a 30-day period post transaction. 1H10 RR or run rate represents the first six months of 2010 annualized. (4) Includes Independent Contractors. (5) Stifel data is as of 6/30/2010

Global Wealth Management

STIFEL FINANCIAL

- Since the acquisition of Butler Wick, 728 Financial Advisors have joined Stifel, 397 through both the Butler Wick and UBS acquisitions
- Stifel expects to see opportunities resulting from continued dislocation from competitors mergers

GWM Account Growth



GWM Accounts
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
172,751
180,639
213,973
340,235
375,165
607,661
624,878
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

GWM Broker Growth (1)



Financial Advisors
2,500
2,000
1,500
1,000
500
0
621
644
735
1,163
1,315
1,885
1,916
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

GWM Branch Growth



Branch Growth
300
250
200
150
100
50
0
86
92
111
148
196
272
278
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

(1) Includes Independent Contractors.

Global Wealth Management

STIFEL FINANCIAL

Stifel Bank & Trust Overview

Low Risk Asset Growth

- Assets of $1.40 billion, up 22% from the prior year-end balance of $1.14 billion
- Investment portfolio of $740 million, up 28% from the prior year-end balance of $579 million
- Loan portfolio of $436 million, up 9% from prior year-end balance of $401 million
- Deposits of $1.26 billion, up 22% from prior year balance of $1.03 billion

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.24%
  - Non-performing assets to total assets of 0.16%
  - $1.1 million LTM losses on $1.4 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	6/30/10	12/31/09	6/30/09	6/30/10	12/31/09	6/30/09
Agency investments	$ 590,611	$ 434,031	$ 28,536	50.2%	44.3%	7.9%
Consumer	235,785	226,648	30,025	20.0%	23.1%	8.3%
Non-agency investments	149,510	144,457	104,702	12.7%	14.7%	29.0%
Mortgage	146,825	143,443	123,705	12.5%	14.6%	34.3%
Commercial	54,353	30,993	73,823	4.6%	3.2%	20.5%
	$ 1,177,084	$ 979,572	$ 360,791	100%	100%	100%

III. Institutional Group

Institutional Group

STIFEL FINANCIAL

Overview

- Provides securities brokerage, trading, research services, as well as underwriting and corporate advisory
- SF has opportunistically expanded talent pool
  - Victor Nesi, Director of Investment Banking and Co-Director of Capital Markets (June 2009)
  - William Heinzerling, Head of Fixed Income Capital Markets (May 2009)
  - Hired 11-person sales & trading team from Bear Stearns, a four-person convertible securities team from Banc of America, and strategic hires from Wachovia, JPMorgan, Barclays and other top firms
- TWPG acquisition is highly complementary
- Recognized industry expertise and execution capabilities

Net Revenues ($MM)[1]



$800
$600
$400
$200
$0
CAGR: 14%
$295
$275
$455
$559
$587
$642
$239
$214
$251
$256
$197
$174
$166
2004
2005
2006
2007
2008
2009
2010 Annlzd
TWPG
SF

Equity Capital Markets ($MM)



$600
$400
$200
$0
$257
$401
$494
$412
$419
$439
$239
$214
$251
$256
$197
$174
$166
2004
2005
2006
2007
2009
2010 Annlzd
TWPG
SF

Fixed Income ($MM)



$300
$200
$100
$0
$17
$18
$54
$65
$175
2004
2005
2006
2007
2009
2010 Annlzd
SF

(1) Excludes TWPG Asset Management revenues. 1H10 RR or run rate represents the first six months of 2010 annualized.

STIFEL FINANCIAL

One of the Largest U.S. Equity Research Platforms

#1 U.S. Equity Research Coverage

Rank	Firm	Companies Under Coverag Overall	Small Cap
1	JP Morgan	1,086	247
2	**Stifel Nicolaus & Co.**	**1,073**	**405**
3	BofA Merrill Lynch	994	194
4	Barclays Capital	916	160
5	Deutsche Bank Securities	837	235
6	Goldman Sachs	796	186
7	Credit Suisse	776	143
8	RBC Capital Markets	775	186
9	*Raymond James*	*772*	*306*
10	Citi	753	181
11	UBS	724	151
12	Morgan Stanley	687	190
13	*Jefferies & Co.*	*674*	*238*
14	*Robert W. Baird & Co., Inc.*	*602*	*214*
14	Wells Fargo Securities, Llc.	602	154
16	*Oppenheimer & Co.*	*559*	*200*
17	Sidoti & Company LLC	534	360
18	*Macquarie Research Equities*	*533*	*NA*
19	BMO Capital Markets	501	NA
20	*Piper Jaffray*	*493*	*217*
21	Morningstar, Inc.	440	NA
22	Argus Research Company	420	NA
23	*Keefe, Bruyette & Woods*	*418*	*211*
24	*FBR Capital Markets*	*391*	*NA*
25	*Keybanc Capital Markets*	*389*	*152*

Bold italics indicates middle-market firms.

Significant Coverage Across All Market Caps (1)



Large Cap, 26%
Small Cap, 38%
Mid Cap, 36%

Breadth Of Coverage Across Industry Sectors



Energy & Power, 8%
Financials, 20%
Education, 1%
Industrials, 4%
Consumer, 14%
Healthcare, 8%
AD & GS, 4%
Internet, Media, 5%
Transportation 4%
Metals & Mining, 3%
Technology, 21%
Real Estate, 8%

Source: Starmine and Thomson Reuters rankings and research coverage as of 6/30/10. Internal sources as of 7/23/10 for Stifel. (1) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

Institutional Group

Research Accolades

#1 in WSJ "Best on the Street" Survey (1)

Rank	Broker	# of Awards
1	**Stifel**	**14**
2	Credit Suisse	8
3	Deutsche Bank	7
3	J.P. Morgan Chase	7
3	UBS	7
6	BofA Merrill Lynch	6
6	***Raymond James***	***6***
6	Wells Fargo	6
9	Barclays Capital	5
9	Citigroup	5
9	***Keefe Bruyette & Woods***	***5***
9	***KeyBanc Capital Markets***	***5***
9	***Oppenheimer & Co.***	***5***
9	Standard & Poor's	5
15	BMO Capital Markets	4
15	CL Kin & Associates	4
15	***Cowen & Co.***	***4***
15	Goldman Sachs	4
15	***Jefferies***	***4***
15	***JMP Securities***	***4***
15	Morgan Stanley	4
15	***William Blair***	***4***

Highlights

- #1 ranked research group of investment banks by awards in 2010 Wall Street Journal poll with 14 analysts
- #2 U.S. Ranking for 2009 FT/StarMine World's Top Analysts
- #1 ranked equity research group for earnings estimate accuracy in StarMine's 2008 and 2007 domestic rankings
- First firm to be ranked #1 by Starmine for both earnings accuracy and stock picking
- Cover approximately 50% of the S&P 500

Analyst Profile

- > 50% of Analysts worked in the field they cover
- > 50% of Analysts started as Stifel Associates
- Average sell side experience is > 10 Years and more than 33% of Analysts are CFA's

StarMine Broker Rankings (2)

Rank	Broker	# of Awards
1	Goldman Sachs	23
2	**Stifel**	**17**
3	BofA Merrill Lynch	15
4	Citigroup	13
4	Credit Suisse	13
4	***Robert W. Baird***	***13***
7	Barclays Capital	12
7	RBC Capital Markets	12
7	UBS	12
10	***Raymond James***	***11***

(1) Source: Wall Street Journal, 2010 "Best on the Street" Survey; includes Stifel and TWP. (2) Source: StarMine Monitor.
Note: Bold italics indicates middle-market firms.

Institutional Group

STIFEL FINANCIAL

Powerful Institutional Equity Sales and Trading Platform

Institutional Equity Sales

- 120 person sales force, commission based
- Experts in small and mid cap growth and value
- Team based sales model with 2-4 coverage sales people per account
- Team leaders have an average of 15 years experience
- Offices in all major institutional markets in North America & Europe
- Accounts range from large mutual funds to small industry focused investors
- Managed over 800 non-deal roadshow days in 2009
- Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

- 35 coverage traders located in Baltimore, New York, Boston, Dallas, San Francisco, Denver, Cleveland and London
- 20 position traders covering each major industry
- Agent model – no proprietary trading or prime brokerage
- Profitable model with advantages of scale

U.S. Trading Volume: Middle Market Banks (1)

Rank	Firm	Shares in Millions
1	Jefferies	19,502
2	**Stifel Nicolaus**	**12,784**
3	Cowen	7,423
4	Oppenheimer	6,823
5	Cantor Fitzgerald	6,556
6	HSBC	6,038
7	Raymond James & Associates	5,357
8	Robert W. Baird	5,344
9	Friedman Billings Ramsey	5,069
10	Piper Jaffray	4,868
11	Wells Fargo	3,816
12	Keefe Bruyette Woods	3,329
13	Natexis Bleichroeder	3,291
14	Hapoalim Securities	3,035
15	Jesup & Lamont	3,030
16	Noble Financial Group	2,895
17	Brown Brothers Harrman	2,743
18	William Blair	2,559
19	Leerink Swann	2,115
20	Morgan Keegan	2,043
21	Sterne Agee	1,911
22	Macquarie	1,873
23	BMO Capital Markets	1,732
24	JMP Securities	1,672
25	Keybanc Capital Markets	1,621

(1) 2009 U.S. Trading Volume per Bloomberg. Ranking reflects rank among middle-market investment banks.

Institutional Group

Strong Fixed Income Capital Markets Capabilities

Overview

- Comprehensive platform
  - Approximately 50 traders averaging 14 years of experience
  - Annual client trade volume approaching $200 billion
- *Institutional Investor All-Star* nominated team
- Widespread distribution
  - Over 100 fixed income sales professionals covering over 3,200 accounts
  - 30 institutional fixed income offices nationwide

Platform & Products

- Focus on long-only money managers and income funds versus hedge funds
- Consistency of execution
- Identification of relative value through security selection

- Agency/Gov't Securities
- Aircraft Finance & Credit Solutions
- Asset-Backed Securities
- Emerging Markets
- High Yield Credit
- Investment Grade Credit
- Money Markets
- Mortgages
- Municipals
- Structured Products
- Whole Loans

Client Distribution



Other, 7%
Credit union, 5%
Government, 6%
Insurance, 7%
Broker/ Dealer, 13%
Money Manager, 34%
Bank/ Thrift, 28%

Total Trading Volume ($BN)



$200
$160
$120
$80
$40
$0
$61
$80
$121
$188
2006
2007
2008
2009

Institutional Group

STIFEL FINANCIAL

Investment Banking Overview

- Full-Service, Industry-Focused Middle-Market Investment Bank
- Over 250 Investment Banking Professionals

Investment Banking Product Areas

Capital Markets

- Equity & Convertible
  - Initial public offerings
  - Follow-on offerings
  - At-the-market offerings
  - PIPEs, registered directs, confidentially marketed offerings
  - Convertible securities
  - Special situations block trading and buybacks
  - Stock distributions for fund LPs
  - U.S. & Canadian listings
- Fixed Income
  - High yield debt
  - Investment grade debt
  - Preferred securities
  - Corporate banking
  - Structured finance
  - Asset-backed securities

M&A Advisory

- Sale & acquisition advisory
- Recapitalizations
- Restructurings
- Corporate divestitures
- Buyouts/take privates
- Fairness opinions & valuations

Private Placements

- Common stock
- Preferred stock
- Preferred securities
- Term loans
- Secured debt
- Unsecured debt
- Convertible Securities
- Sub debt
- High yield debt

1H 2010 Investment Banking Revenues



Advisory 30%
Equity Capital Raising 54%
Fixed Income Capital Raising 16%

Institutional Group

STIFEL FINANCIAL

Leadership in the Venture Capital Community

Selected Venture Capital-Backed IPOs

$86,250,000 tripwire Initial Public Offering Joint Bookrunning Manager *Pending*	$75,000,000 Tangoe Initial Public Offering Joint Bookrunning Manager *Pending*	$115,000,000 Inphi Initial Public Offering Co-Manager *Pending*	$57,500,000 mediamind Initial Public Offering Co-Manager *August 2010*
$143,000,000 INTRALINKS Initial Public Offering Co-Manager *August 2010*	$63,000,000 ENVESTNET Initial Public Offering Co-Manager *July 2010*	$128,800,000 QlikView Initial Public Offering Co-Manager *July 2010*	$230,000,000 realD Initial Public Offering Co-Manager *July 2010*
$88,800,000 hiSoft Initial Public Offering Co-Manager *June 2010*	$53,123,733 convio Initial Public Offering JointBookrunning Manager *April 2010*	$91,547,730 Alpha & Omega Semiconductor Initial Public Offering Co-Manager *April 2010*	$56,534,376 SPS commerce Initial Public Offering Sole Bookrunning Manager *April 2010*
$103,749,996 MaxLinear Initial Public Offering Co-Manager *March 2010*	$79,800,000 ECHO Initial Public Offering Co-Manager *October 2009*	$122,666,672 LogMeIn Initial Public Offering Co-Manager *June 2009*	$69,000,000 OpenTable Initial Public Offering Co-Manager *May 2009*

2004 – 2010YTD U.S. Venture-Backed IPOs

($ in millions) Rank	Firm	# of Deals	$ Volume
1	***Stifel Nicolaus Weisel***	99	14,329
2	BofA Merrill Lynch	83	12,624
3	J.P. Morgan	77	12,065
4	***Piper Jaffray***	75	7,150
5	Morgan Stanley	68	10,757
5	***Cowen***	68	6,343
7	Credit Suisse	57	8,372
8	Wells Fargo	50	5,921
9	Deutsche Bank	47	6,627
10	Goldman Sachs	42	7,206
11	***Jefferies***	39	4,708
12	Barclays	38	5,271
12	CIBC	38	2,757
14	UBS	32	7,583
15	RBC Capital Markets	30	2,672
16	***JMP Securities***	28	2,213
17	Citigroup	24	5,266
18	***Needham***	21	1,468
19	***William Blair***	19	1,684
20	***Lazard Capital Markets***	18	1,486
20	***Pacific Growth Equities***	18	992
22	***Raymond James***	13	2,930
23	***First Albany Capital***	11	607
24	***Robert W Baird***	10	1,072
24	***WR Hambrecht***	10	2,289
24	***ThinkEquity Partners***	10	1,227

Source: Venture backed IPOs rankings based on Dealogic and Thomson One data as of 6/30/10.
Note: Bold italics indicates middle-market firms.

STIFEL FINANCIAL

Strong Momentum and Track Record as Bookrunner


Deal Value ($mm)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
50
45
40
35
30
25
20
15
10
5
0
No. Deals
2002
2003
2004
2005
2006
2007
2008
2009
2010E
No. Deals
Deal Value

										Filed/Mandated Pipeline
% of Deals Bookrun	17%	23%	19%	24%	17%	26%	16%	20%	28%	55%

$86,250,000 tripwire Initial Public Offering Joint Bookrunning Manager *Pending*	$75,000,000 ERICKSON AIR-CRANE INCORPORATED Initial Public Offering Joint Bookrunning Manager *Pending*	$143,750,000 Sabre Initial Public Offering Joint Bookrunning Manager *Pending*	$50,000,000 PRIMO Initial Public Offering Sole Bookrunning Manager *Pending*	$75,000,000 sciQuest Initial Public Offering Sole Bookrunning Manager *Pending*	$75,000,000 Tangoe Initial Public Offering Joint Bookrunning Manager *Pending*	$100,000,000 KEYW Initial Public Offering Joint Bookrunning Manager *Pending*	$413,632,140 ORITANI FINANCIAL CORP. Common Stock Financial Advisor and Sole Bookrunning Manager *June 2010*	$15,000,000 Corcept Common Stock Registered Direct Sole Placement Agent *June 2010*
$87,125,000 Fox Chase Bancorp Inc. Common Stock Financial Advisor and Sole Bookrunning Manager *June 2010*	$52,500,000 National American University Common Stock Sole Bookrunning Manager *May 2010*	$28,103,923 Idenix Pharmaceuticals Common Stock Registered Direct Sole Bookrunning Manager *April 2010*	$53,123,733 convio Initial Public Offering JointBookrunning Manager *April 2010*	$56,534,376 SPS commerce Initial Public Offering Sole Bookrunning Manager *April 2010*	$57,500,000 Southwest Bancorp, Inc. Common Stock Sole Bookrunning Manager *April 2010*	$1,881,687,500 CONSOL ENERGY Common Stock Joint Bookrunning Manager *March 2010*	$69,000,000 STERLING BANCORP Common Stock Sole Bookrunning Manager *March 2010*	$18,300,000 MINDSPEED Common Stock Registered Direct Sole Bookrunning Manager *March 2010*

Note: Includes all U.S. and Canadian bookrun IPOs and underwritten equity and equity-linked offerings since 2002. 2010 results based on current YTD run rate.

STIFEL FINANCIAL

Accomplished U.S. Equity Underwriting Franchise – Equity Transactions <$1 billion Market Cap

All Managed Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	440	$74.2
2	JPMorgan	393	$62.6
3	*Stifel Nicolaus Weisel*	345	$39.2
4	Wells Fargo Securities	324	$56.1
5	UBS	314	$45.0
6	RBC Capital Markets	296	$35.9
7	***Oppenheimer & Co Inc***	289	$30.8
8	Citi	271	$46.4
9	Credit Suisse	251	$39.5
10	***Piper Jaffray & Co***	243	$27.2
11	Barclays Capital	239	$38.6
12	Deutsche Bank	228	$33.1
13	***Jefferies & Company***	209	$25.3
14	Morgan Stanley	205	$30.8
15	***Raymond James***	198	$25.8
16	Goldman Sachs	173	$29.2
17	***Cowen & Co LLC***	147	$14.0
18	***Keefe Bruyette & Woods***	138	$16.2
19	***William Blair & Co LLC***	137	$16.1
20	***JMP Securities LLC***	128	$14.8
21	***Robert W Baird & Co***	125	$15.2
22	***FBR Capital Markets***	107	$13.0
23	***Needham & Company, LLC***	107	$8.5
24	***KeyBanc Capital Markets***	106	$14.8
25	***Canaccord Genuity Corp***	105	$8.1

Bookrun Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	351	$28.3
2	JPMorgan	275	$21.1
3	UBS	224	$15.2
4	Citi	216	$20.5
5	Credit Suisse	189	$14.0
6	Morgan Stanley	184	$14.3
7	Barclays Capital	179	$14.7
8	Deutsche Bank	140	$10.6
9	Goldman Sachs	130	$11.9
10	Wells Fargo Securities	127	$7.6
11	***Jefferies & Company***	85	$4.9
12	***Oppenheimer & Co Inc***	82	$3.6
13	***Piper Jaffray & Co***	80	$4.0
14	RBC Capital Markets	79	$3.5
15	*Stifel Nicolaus Weisel*	75	$3.5
16	***Keefe Bruyette & Woods***	67	$5.1
17	***FBR Capital Markets***	49	$4.3
18	***Raymond James***	47	$2.7
19	***Sandler O'Neill & Partners***	47	$2.5
20	***Roth Capital Partners***	44	$1.6
21	***Cowen & Co LLC***	36	$1.6
22	***Robert W Baird & Co***	35	$1.9
23	***William Blair & Co LLC***	31	$2.5
24	***Lazard Capital Markets***	29	$1.7
25	***Canaccord Genuity Corp***	29	$1.2

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2005. Includes demutualizations.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.
Note: Stifel results based on pro forma figures for both Stifel and TWP.
Note: Bold italics indicates middle-market firms.

Strong Backlog

STIFEL FINANCIAL

Current Filed and Mandated Offerings

	Filed			Mandated			Total		
	# of Managed	# of Bookrun	% of Bookrun	# of Managed	# of Bookrun	% of Bookrun	# of Managed	# of Bookrun	% of Bookrun
IPOs	**29**	**11**	**38%**	**16**	**1**	**6%**	**45**	**12**	**27%**
Demutualizations	6	6	100%	2	2	100%	8	8	100%
Follow-Ons	**6**	**5**	**83%**	**6**	**3**	**50%**	**12**	**8**	**67%**
PIPEs	0	0	n/a	5	5	100%	5	5	100%
Registered Directs	**0**	**0**	**n/a**	**2**	**1**	**50%**	**2**	**1**	**50%**
Confidentially Marketed Offerings	0	0	n/a	2	2	100%	2	2	100%
Convertibles	**0**	**0**	**n/a**	**1**	**1**	**100%**	**1**	**1**	**100%**
High Yield	0	0	n/a	1	0	0%	1	0	0%
Privates (PPs)	**0**	**0**	**n/a**	**12**	**11**	**92%**	**12**	**11**	**92%**
Preferreds	0	0	n/a	0	0	n/a	0	0	n/a
Total	41	22	54%	47	26	55%	88	48	55%

STIFEL FINANCIAL

IV. Second Quarter 2010 Highlights

"We are very pleased to report record quarterly revenue and record six-month net income and revenue results, which reflect the investments we've made over the past several years. The merger with Thomas Weisel Partners closed on July 1, 2010, and we are confident that through the synergies of the combined company we can build the premier middle-market investment bank. Our capital raising and strategic advisory deal pipeline is promising, although we recognize that we will need a functional market environment to realize its full revenue potential. Looking forward, we will continue our goal of balanced growth by capitalizing on opportunities to build-out our Global Wealth Management business," commented Chairman and Chief Executive Officer Ronald J. Kruszewski.

Co-Chairman Thomas W. Weisel added, "We are very excited to be a part of the Stifel platform. With the major components of the integration complete, the reception we've received so far by our clients has been very complimentary. Together, we are now better positioned to strengthen our client relationships through the company's significant resources, additional products and expanded reach."

Six Months Ended June 30, 2010 Highlights

STIFEL FINANCIAL

- Record net revenues of $640 million, a 33% increase over the comparable period in 2009.
    - The GWM segment posted net revenues of $399 million, a 59% increase over the comparable period in 2009.
    - The IG segment posted net revenues of $238 million, a 3% increase over the comparable period in 2009.
- Record net income of $45 million, or $1.28 per diluted share, a 55% increase over the comparable period in 2009.
- Excluding TWP merger-related charges, non-GAAP net income was $48 million, or $1.37 per diluted share.
- Pre-tax margin for the six months ended June 30, 2010 was 12% compared to 10% for the comparable period in 2009. Non-GAAP pre-tax margin of 13%.
- For the six months ended June 30, 2010, annualized return on average equity was 10% compared to 9% for the comparable period in 2009. Non-GAAP annualized return on average equity was 11%.

Stifel Financial Corp.

STIFEL FINANCIAL

Six months ended June 30, 2010 Results

($ in thousands)	Six Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Six Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	$640,039	$ -	$640,039	$ 481,486	32.9%	32.9%
Compensation and benefits	423,149	3,119	420,030	323,721	30.7%	29.8%
Non-comp operating expenses	141,380	1,908	139,472	109,501	29.1%	27.4%
Total non-interest expenses	564,529	5,027	559,502	433,222	30.3%	29.1%
Income before income taxes	75,510	(5,027)	80,537	48,264	56.5%	66.9%
Provision for income taxes	30,661	(2,041)	32,702	19,272	59.1%	69.7%
Net income	$ 44,849	$ (2,986)	$ 47,835	$ 28,992	54.7%	65.0%
Diluted EPS	$ 1.28	$ (0.09)	$ 1.37	$ 0.94	36.2%	45.7%
Ratios to net revenues:						
Compensation and benefits	66.1%		65.6%	67.3%		
Operating expenses	22.1%		21.8%	22.7%		
Income before income taxes	11.8%		12.6%	10.0%		

Sources of Revenues

STIFEL FINANCIAL

($ in thousands)	Quarter Ended					Six Months Ended				
				% of Net Revenues					% of Net Revenues	
	6/30/10	6/30/09	% Change	6/30/10	6/30/09	6/30/10	6/30/09	% Change	6/30/10	6/30/09
Revenues										
Principal transactions	$ 122,923	$ 121,261	1.4%	37.4%	46.4%	$ 240,343	$ 218,539	10.0%	37.5%	45.4%
Commissions	103,634	80,721	28.4%	31.6%	30.9%	208,669	155,331	34.3%	32.6%	32.3%
Asset mgt and service fees	44,138	25,433	73.5%	13.5%	9.7%	85,241	51,254	66.3%	13.3%	10.6%
Investment banking	41,252	24,702	67.0%	12.6%	9.5%	75,473	40,206	87.7%	11.8%	8.4%
Other	3,757	1,849	103.2%	1.1%	0.7%	5,702	1,076	429.9%	0.9%	0.2%
Total operating revenues	315,704	253,966	24.3%	96.2%	97.2%	615,428	466,406	32.0%	96.1%	96.9%
Interest revenue	14,654	10,584	38.5%	4.5%	4.0%	29,301	20,476	43.1%	4.6%	4.2%
Total revenues	330,358	264,550	24.9%	100.7%	101.2%	644,729	486,882	32.4%	100.7%	101.1%
Interest expense	2,349	3,045	(22.9%)	0.7%	1.2%	4,690	5,396	(13.1%)	0.7%	1.1%
Net revenues	$ 328,009	$ 261,505	25.4%	100.0%	100.0%	$ 640,039	$ 481,486	32.9%	100.0%	100.0%

Segment Comparison

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues:						
Global Wealth Management	$ 199,940	$ 136,200	46.8%	$ 399,361	$251,252	58.9%
Institutional Group	124,602	125,136	(0.4%)	237,894	230,608	3.2%
Other	3,467	169	*	2,784	(374)	*
	$ 328,009	$ 261,505	25.4%	$ 640,039	$481,486	32.9%
Operating contribution:						
Global Wealth Management	40,441	23,197	74.3%	79,599	41,319	92.6%
Institutional Group	30,769	31,850	(3.4%)	58,225	57,884	0.6%
Other	(35,265)	(28,938)	21.9%	(62,314)	(50,939)	22.3%
	$ 35,945	$ 26,109	37.7%	$ 75,510	$ 48,264	56.5%

* Percentage is not meaningful.

Statement of Financial Condition

STIFEL FINANCIAL

Total Assets ($MM)


$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$3,371
2003
2004
2005
2006
2007
2008
2009
Q2'10

Total Capitalization (1)


$1,200
$1,000
$800
$600
$400
$200
$0
$135
$35
$100
$166
$35
$131
$225
$70
$155
$290
$70
$220
$520
$95
$425
$676
$83
$593
$956
$83
$873
$1,010
$83
$927
2003
2004
2005
2006
2007
2008
2009
Q2'10
Stockholders Equity
Trust Preferred

Leverage Ratio (2)


4.0x
3.0x
2.0x
1.0x
0.0x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
3.3x
2003
2004
2005
2006
2007
2008
2009
Q2'10

Book Value Per Share


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$30.02
2003
2004
2005
2006
2007
2008
2009
Q2'10

(1) Total Capitalization is defined as stockholder's equity plus the trust preferred securities. (2) Leverage Ratio defined as Assets to Total Capitalization.

V. TWP Merger

STIFEL FINANCIAL

Pro Forma Combined Net Revenues

($ in thousands)	Six Months Ended June 30, 2010		
	Stifel	TWPG	Pro Forma Combined
Revenues			
Principal transactions & commissions	$ 449,012	$ 37,730	$ 486,742
Asset mgt and service fees	85,241	7,252	92,493
Investment banking	75,473	46,235	121,708
Other	5,702	-	5,702
Total operating revenues	615,428	91,217	706,645
Interest revenue	29,301	266	29,567
Total revenues	644,729	91,483	736,212
Interest expense	4,690	1,136	5,826
Net revenues	$ 640,039	$ 90,347	$ 730,386

TWPG Merger

Stifel Financial

Estimated Annual Fixed Operating Expenses

($ in thousands)	Stifel (1)	TWPG Estimate (2)	Total
Fixed operating expenses:			
Occupancy and equipment rental	$ 103,000	$ 10,400	$ 113,400
Communication and office supplies	60,600	10,800	71,400
Commissions and floor brokerage	22,000	2,300	24,300
Other operating expenses	93,200	23,500	116,700
Total fixed operating expenses	$ 278,800	$ 47,000	$ 325,800

(1) Stifel run-rate excludes non-GAAP merger-related charges.

(2) TWPG costs are estimated fixed operating expenses, not including variable costs.

Stifel Financial Corp.

STIFEL FINANCIAL

Pro Forma Equity Roll Forward

($ in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
Beginning Equity *(1/1/2010)*	$ 873,500	$ -	$ 873,500	$ -	$ 873,500
Net income	45,000	-	45,000	-	45,000
Merger Consideration	-	274,000	274,000	-	274,000
Share repurchase into treasury	(24,000)	(66,000)	(90,000)	-	(90,000)
Unit Modification	-	-	-	166,000	166,000
Stock Based Compensation	29,000	-	29,000	(104,000)	(75,000)
Other	4,300	-	4,300	-	4,300
Ending Equity	$ 927,800	$ 208,000	$ 1,135,800	$ 62,000	$ 1,197,800

(Shares in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
Shares outstanding	31,383	4,446	35,829	-	35,829
Shares repurchased	(500)	(1,500)	(2,000)	-	(2,000)
Shares outstanding	30,883	2,946	33,829	-	33,829
Units outstanding	7,431	2,114 (2)	9,545	-	9,545
Share and units outstanding	38,314	5,060	43,374	-	43,374
Book value	$ 30.02				$ 35.41
Book value/share and units (1)	$ 25.22				$ 28.76

(1) Equity plus tax benefit upon unit conversion ($38.6m and $49.6m, respectively) / shares plus vested units.

(2) Includes 1,868 shares exchanged for outstanding TWPG units plus 246 units issued at time of merger.

Stifel Financial Corp.

STIFEL FINANCIAL

Pro Forma Estimate and Unit Vesting

(in thousands, except per share data)	Stifel 2010E Consensus (1)	Stifel Consensus (2)	TWPG Breakeven EPS	Proforma Combined pre-unit Vesting	Unit Vesting	Proforma after Unit Vesting
		2010E Half Year Proforma Illustration				
Net revenues	$ 1,352,100	$ 676,050	$ 73,750	$ 749,800	$ -	$ 749,800
Compensation and benefits	878,600	439,300	39,450	478,750	(28,700)	450,050
Non-comp operating expenses	297,200	148,600	25,233	173,833	-	173,833
Total non-interest expenses	1,175,800	587,900	64,683	652,583	(28,700)	623,883
Income before income taxes	176,300	88,150	9,067	97,217	28,700	125,917
Provision for income taxes	69,200	34,600	3,627	38,227	11,200	49,427
Net income	$ 107,100	$ 53,550	$ 5,440	$ 58,990	$ 17,500	$ 76,490
Shares outstanding EPS	37,400	37,400	3,800	41,200	1,300	42,500
Earnings per share	$ 2.86	$ 1.43	$ 1.43	$ 1.43		$ 1.80

Dodd-Frank Wall Street Reform and Consumer Protection Act

STIFEL FINANCIAL

Provisions of Interest to Stifel Financial Corp.

- Fiduciary Duty
- SEC Authority to Restrict Mandatory Pre-Dispute Arbitration
- Consumer Financial Protection
- New Fees
  - Higher Deposit Insurance Costs
  - SIPC Fees
- Volcker Rule

VI. Conclusion

Peer Metrics

STIFEL FINANCIAL

5 Year Revenue Change, 2005-2009 (1)



354%
65%
41%
37%
SF
JMP
SWS
OPY
LAZ
FBCM

2010E Price/ Revenue



2.5x
1.5x
0.5x
2.1x
1.7x
1.2x
1.1x
0.7x
0.7x
0.6x
LAZ
KBW
JEF
SF
PJC
JMP
COWN
RJF
FBCM
ROOM
SWS
OPY

2010E and 2011E P/E (2)



25x
15x
5x
17x
16x
16x
14x
12x
12x
5x
KBW
PJC
LAZ
JEF
SF
RJF
JMP
OPY
ROOM

Price/ Tangible Book Value



2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.1x
1.9x
1.5x
1.4x
1.1x
1.1x
1.0x
0.8x
0.7x
0.6x
JEF
SF
KBW
RJF
OPY
JMP
PJC
FBCM
COWN
SWS

Source: FactSet (1) COWN data NM. (2) FBCM, SWS and COWN data NM.

We See Opportunity

Stifel is well-positioned in the current market:

- Dislocation creating opportunity for market share gains
- Ability to add talented professionals
- Expand Fixed Income / High Yield
- Evolving regulatory framework (Stifel is already regulated by the Fed)
- Expand Traditional Asset management Capabilities
- Strong balance sheet

Stifel Financial Investor Presentation

STIFEL FINANCIAL